Filed pursuant to Rule 497(e)
Registration Nos. 333-56018; 811-10303

BUFFALO FUNDS

BUFFALO DISCOVERY FUND (BUFTX)
BUFFALO DIVIDEND FOCUS FUND (BUFDX)
BUFFALO EMERGING OPPORTUNITIES FUND (BUFOX)
BUFFALO FLEXIBLE INCOME FUND (BUFBX)
BUFFALO GROWTH FUND (BUFGX)
BUFFALO HIGH YIELD FUND (BUFHX)
BUFFALO INTERNATIONAL FUND (BUFIX)
BUFFALO LARGE CAP FUND (BUFEX)
BUFFALO MID CAP FUND (BUFMX)
BUFFALO SMALL CAP FUND (BUFSX)

Supplement dated July 29, 2015 to the Prospectus dated July 29, 2015

Special Meeting of Shareholders

The Board of Trustees of the Trust has determined to hold a special meeting of shareholders in October, 2015.  One proposal will be presented to shareholders for approval.  Shareholders of the Trust will be asked to elect seven nominees to serve as Trustees of the Trust (among the nominees are four incumbent Trustees).

Prior to the meeting, shareholders entitled to vote at the special meeting will receive proxy materials discussing this proposal in greater detail.

Please keep this Supplement with your records.